                       SEMIANNUAL REPORT / APRIL 30, 2002

                               AIM BLUE CHIP FUND

                                 [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

================================================================================

                                 [COVER IMAGE]

                       THE SWING BY PIERRE-AUGUSTE RENOIR

RENOIR BEGAN HIS CAREER AS A PAINTER IN A PORCELAIN FACTORY, GAINING EXPERIENCE

 WITH THE COLORS THAT WOULD DISTINGUISH HIS IMPRESSIONIST WORK AND LEARNING THE

IMPORTANCE OF GOOD CRAFTSMANSHIP. HIS PAINTINGS ARE AMONG THE BEST-KNOWN IN THE

 WORLD FOR THEIR SIGNIFICANCE AND VALUE--AS ARE MANY OF THE BLUE-CHIP COMPANIES

                           IN WHICH THIS FUND INVESTS.

================================================================================

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Blue Chip Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structure and class expenses.

o Average annual total returns, including sales charges, for periods ended 4/30/02 were: Class A shares, 10 years, 9.32%; five years, 3.99%; one year, -24.81%. Class B shares, inception (10/01/96), 6.02%; five years, 4.10%; one year, -24.90%. Class C shares, inception (8/04/97), 0.69 %; one year, -21.74%.

o In addition to the returns as of the end of the reporting period, industry regulations require us to provide average annual total returns (including sales charges) as of 3/31/02, the most recent calendar quarter- end, which were: Class A shares, 10 years, 10.39%; five years, 6.93%; one year, -10.43%. Class B shares, inception (10/01/96), 7.63%; five years, 7.09%; one year, -10.51%. Class C shares, inception (8/04/97), 2.39%; one year, -6.74%.

Past performance cannot guarantee comparable future results. DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

o The fund's investment return and principal value will fluctuate, so an investor's shares (when redeemed) may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Russell 1000 Index represents the performance of the stocks of large-capitalization companies.

o The unmanaged Russell Top 200 Index represents the performance of the stocks of the 200 largest companies in the Russell 1000 Index.

o The unmanaged Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price/book ratios and higher forecasted growth values.

o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock-market performance.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

 AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NEITHER GUARANTEED NOR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

      This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.

    SUPPLEMENT TO
SEMIANNUAL REPORT
    DATED 4/30/02

AIM BLUE CHIP FUND

INSTITUTIONAL CLASS SHARES

The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain standards. Performance of Institutional Class shares will differ from performance of Class A, B, and C shares due to differing sales charges and class expenses.

================================================================================

TOTAL RETURNS

For Periods Ended 4/30/02

================================================================================

Inception (3/15/02)        -8.74%*

*Because Institutional Class shares of the fund have been offered for less than a year (since 3/15/02), total return shown is cumulative total return that has not been annualized.

================================================================================

TOTAL RETURNS

For Periods Ended 3/31/02 (most recent calendar quarter-end)

================================================================================

Inception (3/15/02)        -1.48%*

*Because Institutional Class shares of the fund have been offered for less than a year (since 3/15/02), total return shown is cumulative total return that has not been annualized.

================================================================================

SHARE VALUE       NAV

3/15/02         $12.13
4/30/02         $11.07

================================================================================

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call AIM toll free at 800-451-4246.

AIM Funds Logo

                            A I M Distributors, Inc.                   BCH-INS-2

                    DEAR FELLOW SHAREHOLDER:

[PHOTO OF           In a letter to shareholders in spring 1995 fund reports,
ROBERT H.           before Alan Greenspan had uttered the words "irrational
GRAHAM]             exuberance," we cautioned our investors: "If you are
                    investing in mutual funds with expectations of double-digit returns every year, you will be disappointed. Maybe not today, but sometime in the future." Depending on which AIM funds you own, there is a good possibility you have experienced a loss during the past couple of years, perhaps including the six months covered by this report. Even investors who have not lost money may have been tempted to take their money out of the markets. We at AIM thank you for staying with us during this period.

                       Our nation and our markets have been badly shaken
                    recently: by terrorism and war, by the first recession in a decade, by a two-year bear market for equities, and by a loss of confidence in corporate governance and financial reporting stemming from the Enron collapse. It is obvious that markets got way ahead of themselves during the 1990s. Recall the euphoria about the Dow Jones Industrials breaking through the 10,000 mark. The Dow closed above that mark for the first time on March 29, 1999. As the period covered by this report closed, it was hovering around that mark.

    However, it would be foolish to replace irrational exuberance with equally irrational pessimism. Many of you who have only recently begun investing, perhaps as the markets were peaking in 1999 and 2000, may wonder whether markets ever produce positive returns. Nevertheless, the overwhelming majority of long-term investors, those who have been invested at least five years, are well ahead of where they started.

LONG-TERM OPTIMISM

One of our senior investment officers recently described what he considers the appropriate approach to the current equity markets: "optimism, tempered with rationality." I couldn't agree more. Looking at the long run, I cannot help being optimistic about the prospects for the U.S. economy. A great deal of the world's intellectual capital resides within our borders, and we enjoy a political and business structure that historically has provided unparalleled incentive for hard work and innovation. It takes effort not to be enthusiastic about the long-term state of the U.S. economy, and therefore of our equity markets.

    Beyond domestic equities, there are other investments with attractive potential. The likelihood of stable interest rates is strong, as the Federal Reserve has signaled its neutral stance in light of tame inflation and measured economic growth. Bonds typically do well in such a climate.

    The current international outlook is also favorable. Recent European economic data point to a pickup in manufacturing and consumer confidence. In Asia, export-led recovery is a dominant theme.

    No one, however, is anticipating a return to the heady days of the '90s, and a dose of realistic expectations would do us all well. Over the very long term--since before the Great Depression--domestic equities have produced average annual total returns of approximately 10%; fixed-income investments typically return less.

    As we warned seven years ago, bull markets do end. So do bear markets. The trouble is, no one can predict exactly when. In this environment, we at AIM can only promise to remain focused on two fundamental aspects of our business. The first is a disciplined investment process, which we know is the root of good performance over time. The other is excellent customer service, which you always deserve but probably need even more when markets are as volatile and generally disappointing as they have been lately.

YOUR FUND MANAGERS COMMENT

In the pages that follow, you will find your fund managers' more detailed discussion of factors that influenced your fund.

    Briefly, AIM Blue Chip Fund's Class A shares returned -1.43% at net asset value for the six-month reporting period. Though negative, this mirrors the economic conditions for similar investments: The Russell 1000 Growth Index, an index of companies comparable to those in which your fund invests, returned -2.13% over the same period. Large-cap stocks continued to be out of favor over the reporting period.

    You can always find timely information about your fund and the markets in general on our Web site, aimfunds.com. We invite you to visit it often. Our Client Services Department can be reached during regular business hours at 800-959-4246.

    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
June 10, 2002

FUND STAYS FOCUSED ON MARKET-LEADING COMPANIES

HOW DID AIM BLUE CHIP FUND PERFORM OVER THE LAST SIX MONTHS?

The past six months have continued to be difficult months for the economy and the fund. While signs of an improved economy lifted some sectors in March, the S&P 500 Index was up only 2.31% over the six months that ended on April 30, 2002. April brought mixed results in the markets, and for the six-month reporting period ended April 30, 2002, the fund's Class A, Class B and Class C shares returned -1.43%, -1.75% and -1.75%, respectively. These figures are at net asset value, which does not include sales charges.

WHAT WERE THE MAJOR TRENDS IN THE FINANCIAL MARKETS?

During the reporting period, the markets first had to recover from the lows of September 21 brought about by the tragedies of September 11. After the Federal Reserve board cut the key federal funds rate to 1.75%--its lowest level since 1961--the gross domestic product (GDP) grew at a surprisingly strong annualized rate of 1.7% in the fourth quarter of 2001. The ongoing spotlight on the potentially questionable accounting practices of several high-profile companies continued to challenge investor confidence in the first quarter of 2002. This, coupled with concerns over possible increases in interest rates, resulted in many major market indexes ending the reporting period with either losses or only modest gains. For example, while the S&P 500 showed a small gain of 2.31%, the largest market capitalization companies represented by the Russell Top 200 Index declined by 0.14% and the Russell 1000 Growth Index declined by 2.13%.

WERE THERE TRENDS IN THE MARKET THAT HURT LARGE-CAP STOCKS IN PARTICULAR?

For over a year now, markets have punished the large-cap stocks in which AIM Blue Chip Fund invests. These stocks are typically awarded higher than average valuations. However, during this reporting period, mounting concerns about the reliability of financial data further exacerbated investors' unwillingness to pay premium valuations for any stock, as all companies' quality and financial strength were drawn into question. Large-cap stocks have underperformed small- and mid-cap stocks.

GIVEN THESE DIFFICULT MARKET TRENDS, HOW DID YOU MANAGE THE FUND?

Although the market has not favored our large-cap stock focus, we have adhered to our consistently applied investment strategy. The fund has focused this year on companies in the health care, financial, and technology sectors, but it continues to be broadly diversified across all 10 major market sectors. We emphasize earnings, relative value, and fundamental quality in our stock selection. We believe that the market will reward the strong, market-leading companies in which we are invested as the focus returns to earnings rather than emotion.

================================================================================

FUND AT A GLANCE

AIM Blue Chip Fund is for shareholders who seek long-term growth of capital with a secondary objective of current income. The fund seeks to meet its objective by investing in a relatively conservative investment portfolio that contains the stocks of top-performing companies.

                                    [PHOTO]

INVESTMENT STYLE: GROWTH/GARP

o Blends AIM's growth and GARP (growth at a reasonable price) investment disciplines

o Emphasizes companies with strong business franchises and leading competitive positions

o Seeks to balance growth, relative value, and quality when selecting stocks for the portfolio

o   Diversifies investment across all sectors of the Russell 1000 Index

================================================================================

PORTFOLIO COMPOSITION

As of 4/30/02, based on total net assets

=========================================================================================
TOP 10 EQUITY HOLDINGS                          TOP 10 INDUSTRIES
-----------------------------------------------------------------------------------------

 1. General Electric Co                 4.1%     1. Diversified Financial Services  12.0%

 2. Pfizer Inc                          3.6      2. Pharmaceuticals                 10.7

 3. Citigroup Inc                       3.6      3. Semiconductors                   5.3

 4. Johnson & Johnson                   3.3      4. Systems Software                 4.5

 5. Exxon Mobil Corp                    3.2      5. General Merchandise Stores       4.5

 6. Microsoft Corp                      2.9      6. Industrial Conglomerates         4.1

 7. Wal-Mart Stores, Inc.               2.7      7. Health Care Equipment            3.8

 8. American International Group, Inc.  2.6      8. Banks                            3.4

 9. Home Depot, Inc. (The)              2.4      9. Integrated Oil & Gas             3.2

10. Cisco Systems, Inc                  2.1     10. Multi-Line Insurance             2.6

The fund's portfolio composition is subject to change, and there is no guarantee that the fund will continue to hold any particular security.
=========================================================================================

ARE THERE SOME STOCKS YOU LIKE IN PARTICULAR?

The fund continues to hold its largest overweighted position (relative to the Russell 1000 Index) in the health care sector, where such holdings as United Health Group, HCA, and Medtronic benefited the fund over the last six months. As earnings have improved somewhat, the fund has also slightly increased its exposure to the technology sector, and holdings such as Applied Materials and Intel performed well. Financials continue to be a market-weighted sector; our holdings in American Express and Wells Fargo have been very good performers. The fund generally benefited from its broad diversification, and was also helped by holdings in the defense industry (General Dynamics and Lockheed Martin) and the retail industry (Target and Walgreen).

WHAT ARE SOME STOCKS THAT DID NOT PERFORM AS WELL AS YOU HAD HOPED?

Telecommunications services was the worst performing sector for the S&P 500 and for the fund. The fund has a smaller percentage of telecommunications services stocks in its portfolio than the S&P 500 Index, but we do have some exposure through holdings in Vodafone, SBC Communications, and BellSouth. However, at the end of the reporting period, these holdings represented only 2.2% of the fund's portfolio.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE REPORTING PERIOD?

Markets were volatile as investors kept a close eye on developments at home and abroad. While the recession had apparently ended, economic recovery seemed somewhat tentative. Although the nation's GDP grew at a torrid 5.6% annualized rate in the first quarter of 2002, much of this expansion was due to businesses increasing production to replenish depleted inventories--a trend that was unlikely to continue. Moreover, business spending on equipment, buildings and software declined in the first quarter, an indication that the economy was still struggling. The nation's unemployment rate fluctuated modestly during the reporting period and stood at 6.0% in April, as companies were reluctant to expand their payrolls.

     On the more positive side, corporate profit margins, while disappointing in some cases, were improving, and interest rates and inflation were low. Despite slipping in April, consumer confidence generally rose over the reporting period, and consumer spending, which accounts for about two-thirds of economic activity, remained healthy.

     There continued to be a considerable amount of cash in lower-returning money market accounts that could potentially be deployed back into equities. Investors, however, remained cautious as concerns persisted about the economy, corporate accounting practices, and the Middle East.

PORTFOLIO MANAGEMENT TEAM

Monika H. Degan,
Senior Portfolio Manager

Jonathan C. Schoolar,
Senior Portfolio Manager


          See important fund and index disclosures inside front cover.

BOND FUNDS CAN DIVERSIFY YOUR PORTFOLIO

Soaring equity markets in the 1990s focused media attention on stocks and stock funds.

    But don't overlook bond funds. Because bonds often behave differently than stocks, adding bond funds to your portfolio can potentially:

o   Reduce the risk associated with investing only in stock funds

o   Enhance total returns

o   Provide a steady source of income

    Here are a few of bonds' more important characteristics.

HOW BONDS DIFFER FROM STOCKS

Stocks represent ownership in a company; bonds are debt obligations. When you buy a bond, you lend money to a government, agency or company. In return, the borrower agrees to pay you back on a specific date. The borrower also agrees to pay you interest, usually at specific intervals, until the obligation is retired.

    A bond's maturity is determined by the date when the entire loan and the last interest payment are due. If a bond was issued on January 1, 2000, and the entire loan must be paid off by January 1, 2030, the bond has a maturity of 30 years.

SEVERAL FACTORS DETERMINE INTEREST RATES, BOND PRICES

Generally, bonds with longer maturities have higher interest rates. That's because there is usually a greater risk that a borrower will default on a loan over a long period than a short period. Also, it is almost impossible to predict economic conditions many years in the future. Hence, bonds with longer maturities usually must offer higher interest rates to attract buyers.

    But probably the most important factor determining a bond's interest rate is the perceived ability of the borrower to repay. Several credit-rating agencies, including Standard & Poor's (S&P), assess this ability and assign a rating to a bond issue. S&P's highest rating is AAA; its lowest is D. Generally, the lower a bond's rating, the higher its interest rate.

    Prevailing interest rates also are important in determining the rates of newly issued bonds and are a key factor affecting bond prices. For instance, if you own a bond with an interest rate of 7% and the current interest rate for new bonds of similar quality and maturity is 6%, your bond is likely to command a price higher than its face value in the marketplace. Conversely, the market price of your bond will likely drop below face value if interest rates for new bonds of similar quality and maturity rise above 7%.

PRICES VS. YIELDS

Bond prices and yields move in opposite directions. That's because a bond's yield is determined by dividing its interest rate by its current market value. For example, if the market price of a bond with a face value of $1,000 and a 10% interest rate drops to $500, its yield rises to 20%.

    In assessing bond-market trends, analysts tend to quote yields rather than prices. Thus, if analysts report that yields are falling, that means prices are rising; if yields are rising, bond prices are falling. While the financial media tend to focus on the U.S. Treasury market, there are other types of bonds.

                                    [GRAPHIC]

U.S. GOVERNMENT/AGENCY ISSUES

U.S. Treasury bills, notes and bonds are considered the safest fixed-income investments because they are backed by the full faith and credit of the U.S. government. Treasury bills have maturities of less than one year; Treasury notes from one to 10 years; Treasury bonds have maturities exceeding 10 years. Historically, the 30-year Treasury has been the benchmark for the performance of the bond market in general. Many analysts now prefer to use the 10-year Treasury note.

    Early in 2000, the U.S. Treasury began buying back its longer-maturity bonds, including its 30-year issues. The federal-government surplus was allowing the Treasury to retire some of its debt prematurely. The perception is that the Treasury may eventually retire all of its 30-year bonds and discontinue issuing them.

    In addition to the Treasury, Congress has authorized certain federal-government agencies, such as the Government National Mortgage Association (Ginnie Mae), to issue marketable debt securities. Agency-like corporations operating under government charters, such as the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), also issue bonds.

    Government-Sponsored Enterprises (GSEs) like Fannie Mae and Freddie Mac have been the subject of controversy. Though shareholder-owned, Freddie Mac and Fannie Mae operate under federal charters that help ensure that lenders such as savings and loans have enough money to make new loans and keep mortgage rates affordable. Those federal charters exempt GSEs from state and local corporate income taxes, give them a $2.25 billion line of credit with the Treasury and allow them to borrow at lower interest rates than similarly rated corporations. This "implied government guarantee" has been called into question. This GSE debate will likely not be resolved soon.

                                    [GRAPHIC]

MUNICIPAL BONDS

Municipal bonds (munis) are issued by state and local governments, including cities, school districts and similar entities. Income from these bonds is generally exempt from federal income taxes. Additionally, municipal bonds issued in a state are usually exempt from state income taxes in that state. Munis include revenue bonds, which are supported with income from projects (such as toll roads) and general obligation (GO) bonds, which are funded by tax dollars.

   Because they are supported by tax dollars, GO bonds tend to be more susceptible to the political climate than revenue bonds. Sometimes, state and local governments find it difficult to raise taxes to support bond issues. This has been less of an issue recently as many state and local governments have had revenue surpluses. Retiring revenue bonds is largely dependent on the project's ability to generate sufficient income.

                                    [GRAPHIC]

CORPORATE BONDS

Corporate bonds are issued by companies raising money for working capital or for capital expenditures such as plant construction or equipment purchases. U.S. government bonds are generally exempt from state income taxes, and municipal bonds are usually exempt from federal income taxes. Corporate bonds are fully taxable. Corporate bonds, whether investment- or non-investment-grade, generally have higher yields than Treasury issues of the same maturity. The difference between these yields is often referred to as the spread. When yield differentials are significant, spreads are said to be wide; when they are close together, spreads are narrow.

                                    [GRAPHIC]

HIGH-YIELD BONDS

High yield or junk bonds are below investment-grade--that is, they have been assigned a rating of BB or lower from a credit-rating agency such as Standard & Poor's based on an evaluation of the issuer's ability to pay off its indebtedness. High-yield bonds are considered riskier than investment-grade bonds, so they generally have higher interest rates. Junk bonds may include municipal and corporate debt securities and the government bonds of certain nations.

   Unlike other types of bonds, high-yield securities tend to benefit from a robust, rapidly growing economy. When the issuers of high-yield bonds experience greater revenue intake, they are better able to meet their debt obligations. Conversely, high-yield bonds tend to underperform during periods of economic uncertainty when investors tend to prefer higher-quality bonds, particularly Treasuries.

                                    [GRAPHIC]

FOREIGN BONDS

Foreign bonds include debt securities issued by non-U.S. governments, corporations, cities and other entities in both developed and developing nations. They can be denominated in U.S. dollars or foreign currencies. They are fully taxable in the United States, and the strength of the dollar relative to other currencies will affect returns for U.S. investors. It is important to note that investing in developing nations involves greater risk than investing in developed markets.

BOND MUTUAL FUNDS ALSO VARIED

Just as there are different types of bonds, there are different types of bond mutual funds. Some invest in only one type of bond, such as U.S. Treasury securities. Others invest in a variety of issues, such as foreign-government bonds and domestic corporate bonds. Some invest in a combination of stocks and bonds. There are bond funds for both conservative and more aggressive investors.

   When investing in bond funds, remember that an investment's return is linked to its risk. For bond funds, risk is directly related to a fund's maturity and credit structure. The higher the return, the higher the risk. Conversely, relatively safe investments offer relatively lower returns.

   A fund's prospectus and statement of additional information discuss in more detail the types of bonds contained in its portfolio and risk factors associated with these securities.

   Your financial advisor is the best person to contact if you have any questions about investing in bonds or a bond fund.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

APRIL 30, 2002
(UNAUDITED)


                                                                  MARKET
                                                 SHARES           VALUE
COMMON STOCKS & OTHER EQUITY INTERESTS-95.22%

ADVERTISING-0.71%

Interpublic Group of Cos., Inc. (The)              925,000    $   28,564,000
============================================================================

AEROSPACE & DEFENSE-2.41%

General Dynamics Corp.                             250,000        24,272,500
----------------------------------------------------------------------------
Lockheed Martin Corp.                              500,000        31,450,000
----------------------------------------------------------------------------
United Technologies Corp.                          600,000        42,102,000
============================================================================
                                                                  97,824,500
============================================================================

ALUMINUM-0.71%

Alcoa Inc.                                         850,000        28,925,500
============================================================================

BANKS-3.43%

Bank of America Corp.                              375,000        27,180,000
----------------------------------------------------------------------------
Fifth Third Bancorp                                775,000        53,157,250
----------------------------------------------------------------------------
Wells Fargo & Co.                                1,150,000        58,822,500
============================================================================
                                                                 139,159,750
============================================================================

BIOTECHNOLOGY-1.24%

Amgen Inc.(a)                                      950,000        50,236,000
============================================================================

COMPUTER HARDWARE-1.97%

Dell Computer Corp.(a)                           1,200,000        31,608,000
----------------------------------------------------------------------------
International Business Machines Corp.              380,000        31,828,800
----------------------------------------------------------------------------
Sun Microsystems, Inc.(a)                        2,000,000        16,360,000
============================================================================
                                                                  79,796,800
============================================================================

COMPUTER STORAGE & PERIPHERALS-0.25%

EMC Corp.(a)                                     1,100,000        10,054,000
============================================================================

DATA PROCESSING SERVICES-2.45%

First Data Corp.                                   800,000        63,592,000
----------------------------------------------------------------------------
Fiserv, Inc.(a)                                    800,000        35,568,000
============================================================================
                                                                  99,160,000
============================================================================

DEPARTMENT STORES-1.00%

Kohl's Corp.(a)                                    550,000        40,535,000
============================================================================

DIVERSIFIED FINANCIAL SERVICES-12.01%

American Express Co.                               850,000        34,858,500
----------------------------------------------------------------------------
Citigroup Inc.                                   3,325,000       143,972,500
----------------------------------------------------------------------------
Fannie Mae                                         900,000        71,037,000
----------------------------------------------------------------------------
Freddie Mac                                        850,000        55,547,500
----------------------------------------------------------------------------
Goldman Sachs Group, Inc.                          375,000        29,531,250
----------------------------------------------------------------------------
J.P. Morgan Chase & Co.                          1,500,000        52,650,000
----------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                        1,000,000        41,940,000
----------------------------------------------------------------------------

                                                                  MARKET
                                                 SHARES           VALUE

DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

Morgan Stanley Dean Witter & Co.                 1,200,000    $   57,264,000
============================================================================
                                                                 486,800,750
============================================================================

DRUG RETAIL-0.37%

Walgreen Co.                                       400,000        15,108,000
============================================================================

ELECTRIC UTILITIES-0.43%

FPL Group, Inc.                                    275,000        17,459,750
============================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-0.45%

Sanmina-SCI Corp.(a)                             1,750,000        18,200,000
============================================================================

FOOD DISTRIBUTORS-1.16%

SYSCO Corp.                                      1,625,000        47,141,250
============================================================================

FOOD RETAIL-0.62%

Safeway Inc.(a)                                    600,000        25,170,000
============================================================================

GAS UTILITIES-0.49%

El Paso Corp.                                      500,000        20,000,000
============================================================================

GENERAL MERCHANDISE STORES-4.48%

Costco Wholesale Corp.(a)                          500,000        20,100,000
----------------------------------------------------------------------------
Target Corp.                                     1,200,000        52,380,000
----------------------------------------------------------------------------
Wal-Mart Stores, Inc.                            1,950,000       108,927,000
============================================================================
                                                                 181,407,000
============================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-1.11%

Cardinal Health, Inc.                              650,000        45,012,500
============================================================================

HEALTH CARE EQUIPMENT-3.81%

Baxter International Inc.                          750,000        42,675,000
----------------------------------------------------------------------------
Medtronic, Inc.                                  1,400,000        62,566,000
----------------------------------------------------------------------------
St. Jude Medical, Inc.(a)                          300,000        24,963,000
----------------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                           700,000        24,297,000
============================================================================
                                                                 154,501,000
============================================================================

HEALTH CARE FACILITIES-1.90%

HCA Inc.                                         1,000,000        47,790,000
----------------------------------------------------------------------------
Tenet Healthcare Corp.(a)                          400,000        29,348,000
============================================================================
                                                                  77,138,000
============================================================================

HOME IMPROVEMENT RETAIL-2.40%

Home Depot, Inc. (The)                           2,100,000        97,377,000
============================================================================

HOTELS-0.62%

Carnival Corp.                                     750,000        24,982,500
============================================================================

HOUSEHOLD PRODUCTS-2.11%

Colgate-Palmolive Co.                              850,000        45,058,500
----------------------------------------------------------------------------


                                                                  MARKET
                                                 SHARES           VALUE
HOUSEHOLD PRODUCTS-(CONTINUED)

Procter & Gamble Co. (The)                         450,000    $   40,617,000
============================================================================
                                                                  85,675,500
============================================================================

INDUSTRIAL CONGLOMERATES-4.13%

General Electric Co.                             5,300,000       167,215,000
============================================================================

INDUSTRIAL GASES-0.71%

Air Products & Chemicals, Inc.                     600,000        28,830,000
============================================================================

INTEGRATED OIL & GAS-3.22%

Exxon Mobil Corp.                                3,250,000       130,552,500
============================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.47%

BellSouth Corp.                                    575,000        17,451,250
----------------------------------------------------------------------------
SBC Communications Inc.                          1,350,000        41,931,000
============================================================================
                                                                  59,382,250
============================================================================

LIFE & HEALTH INSURANCE-0.65%

Prudential Financial, Inc.(a)                      820,500        26,338,050
============================================================================

MANAGED HEALTH CARE-1.08%

UnitedHealth Group Inc.                            500,000        43,905,000
============================================================================

MOVIES & ENTERTAINMENT-2.47%

AOL Time Warner Inc.(a)                          1,800,000        34,236,000
----------------------------------------------------------------------------
Viacom Inc.-Class B(a)                           1,400,000        65,940,000
============================================================================
                                                                 100,176,000
============================================================================

MULTI-LINE INSURANCE-2.64%

American International Group, Inc.               1,550,000       107,136,000
============================================================================

MULTI-UTILITIES-0.90%

Duke Energy Corp.                                  950,000        36,413,500
============================================================================

NETWORKING EQUIPMENT-2.10%

Cisco Systems, Inc.(a)                           5,800,000        84,970,000
============================================================================

OIL & GAS DRILLING-0.88%

ENSCO International Inc.                           750,000        25,320,000
----------------------------------------------------------------------------
Nabors Industries, Inc.(a)                         225,000        10,248,750
============================================================================
                                                                  35,568,750
============================================================================

OIL & GAS EQUIPMENT & SERVICES-0.71%

Schlumberger Ltd.                                  525,000        28,743,750
============================================================================

PHARMACEUTICALS-10.67%

Abbott Laboratories                                400,000        21,580,000
----------------------------------------------------------------------------
Allergan, Inc.                                     775,000        51,080,250
----------------------------------------------------------------------------
Johnson & Johnson                                2,100,000       134,106,000
----------------------------------------------------------------------------
Pfizer Inc.                                      4,000,000       145,400,000
----------------------------------------------------------------------------
Pharmacia Corp.                                    600,000        24,738,000
----------------------------------------------------------------------------
Wyeth                                              975,000        55,575,000
============================================================================
                                                                 432,479,250
============================================================================

                                                                  MARKET
                                                 SHARES           VALUE

PROPERTY & CASUALTY INSURANCE-0.84%

ACE Ltd. (Bermuda)                                 400,000    $   17,408,000
----------------------------------------------------------------------------
XL Capital Ltd.-Class A (Bermuda)                  175,000        16,511,250
============================================================================
                                                                  33,919,250
============================================================================

RAILROADS-0.50%

Canadian National Railroad Co. (Canada)            425,000        20,336,250
============================================================================

SEMICONDUCTOR EQUIPMENT-2.39%

Applied Materials, Inc.(a)                       2,400,000        58,368,000
----------------------------------------------------------------------------
KLA-Tencor Corp.(a)                                650,000        38,330,500
============================================================================
                                                                  96,698,500
============================================================================

SEMICONDUCTORS-5.32%

Altera Corp.(a)                                  1,000,000        20,560,000
----------------------------------------------------------------------------
Analog Devices, Inc.(a)                            725,000        26,796,000
----------------------------------------------------------------------------
Intel Corp.                                      2,200,000        62,942,000
----------------------------------------------------------------------------
Microchip Technology Inc.(a)                       500,000        22,250,000
----------------------------------------------------------------------------
Texas Instruments Inc.                           1,400,000        43,302,000
----------------------------------------------------------------------------
Xilinx, Inc.(a)                                  1,050,000        39,648,000
============================================================================
                                                                 215,498,000
============================================================================

SOFT DRINKS-1.98%

Coca-Cola Co. (The)                                350,400        19,450,704
----------------------------------------------------------------------------
PepsiCo, Inc.                                    1,175,000        60,982,500
============================================================================
                                                                  80,433,204
============================================================================

SPECIALTY STORES-0.69%

Bed Bath & Beyond Inc.(a)                          750,000        27,877,500
============================================================================

SYSTEMS SOFTWARE-4.50%

Microsoft Corp.(a)                               2,250,000       117,585,000
----------------------------------------------------------------------------
Oracle Corp.(a)                                  2,500,000        25,100,000
----------------------------------------------------------------------------
VERITAS Software Corp.(a)                        1,400,000        39,676,000
============================================================================
                                                                 182,361,000
============================================================================

TELECOMMUNICATIONS EQUIPMENT-0.54%

Nokia Oyj-ADR (Finland)                          1,350,000        21,951,000
============================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.70%

Vodafone Group PLC-ADR (United Kingdom)          1,750,000        28,350,000
============================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $3,449,142,698)                          3,859,363,554
============================================================================

                                                PRINCIPAL
                                                 AMOUNT
U.S. TREASURY SECURITIES-0.10%

  1.60%, 06/20/02(b)(c)                        $ 4,000,000         3,991,111
============================================================================
    Total U.S. Treasury Securities (Cost
      $3,991,111)                                                  3,991,111
============================================================================

                                                                  MARKET
                                                 SHARES           VALUE

MONEY MARKET FUNDS-4.24%

STIC Liquid Assets Portfolio(d)                 85,920,761    $   85,920,761
----------------------------------------------------------------------------
STIC Prime Portfolio(d)                         85,920,761        85,920,761
============================================================================
    Total Money Market Funds (Cost
      $171,841,522)                                              171,841,522
============================================================================
TOTAL INVESTMENTS-99.56% (Cost
  $3,624,975,331)                                              4,035,196,187
============================================================================
OTHER ASSETS LESS LIABILITIES-0.44%                               17,979,702
============================================================================
NET ASSETS-100.00%                                            $4,053,175,889
____________________________________________________________________________
============================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(c) A portion of the principal balance was pledged as collateral to cover margin requirements for open future contracts. See Note 8.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------

APRIL 30, 2002
(UNAUDITED)

ASSETS:

Investments, at market value (cost
  $3,624,975,331)*                           $4,035,196,187
-----------------------------------------------------------
Receivables for:
  Investments sold                               72,777,556
-----------------------------------------------------------
  Variation margin                                  615,000
-----------------------------------------------------------
  Fund shares sold                                3,049,135
-----------------------------------------------------------
  Dividends and interest                          2,272,603
-----------------------------------------------------------
Investment for deferred compensation plan            75,593
-----------------------------------------------------------
Collateral for securities loaned                 39,892,900
-----------------------------------------------------------
Other assets                                         60,091
===========================================================
    Total assets                              4,153,939,065
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                          40,821,110
-----------------------------------------------------------
  Fund shares reacquired                         13,856,894
-----------------------------------------------------------
  Deferred compensation plan                         75,593
-----------------------------------------------------------
  Collateral upon return of securities
    loaned                                       39,892,900
-----------------------------------------------------------
Accrued distribution fees                         3,564,401
-----------------------------------------------------------
Accrued trustees' fees                                2,160
-----------------------------------------------------------
Accrued transfer agent fees                       2,101,214
-----------------------------------------------------------
Accrued operating expenses                          448,904
===========================================================
    Total liabilities                           100,763,176
===========================================================
Net assets applicable to shares outstanding  $4,053,175,889
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                      $1,936,211,840
___________________________________________________________
===========================================================
Class B                                      $1,684,936,086
___________________________________________________________
===========================================================
Class C                                      $  432,018,841
___________________________________________________________
===========================================================
Institutional Class                          $        9,122
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                         175,111,333
___________________________________________________________
===========================================================
Class B                                         157,789,236
___________________________________________________________
===========================================================
Class C                                          40,460,047
___________________________________________________________
===========================================================
Institutional Class                                     824
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                  $        11.06
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $11.06 divided by
      94.50%)                                $        11.70
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                    $        10.68
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                    $        10.68
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per
    share                                    $        11.07
___________________________________________________________
===========================================================

* At April 30, 2002, securities with an aggregate market value of $39,349,009 were on loan to brokers.

STATEMENT OF OPERATIONS
---------------------------------------------------------------

FOR THE SIX MONTHS ENDED APRIL 30, 2002
(UNAUDITED)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax
  of $156,005)                                $  19,918,054
-----------------------------------------------------------
Dividends from affiliated money market
  funds                                           1,359,982
-----------------------------------------------------------
Interest                                             11,592
-----------------------------------------------------------
Security lending income                             174,472
===========================================================
    Total investment income                      21,464,100
===========================================================

EXPENSES:

Advisory fees                                    14,238,828
-----------------------------------------------------------
Administrative services fees                        211,113
-----------------------------------------------------------
Custodian fees                                      143,001
-----------------------------------------------------------
Distribution fees -- Class A                      3,730,406
-----------------------------------------------------------
Distribution fees -- Class B                      9,308,174
-----------------------------------------------------------
Distribution fees -- Class C                      2,454,416
-----------------------------------------------------------
Transfer agent fees -- Class A                    3,695,173
-----------------------------------------------------------
Transfer agent fees -- Class B                    3,199,449
-----------------------------------------------------------
Transfer agent fees -- Class C                      843,643
-----------------------------------------------------------
Trustees' fees                                       13,766
-----------------------------------------------------------
Other                                               632,876
===========================================================
    Total expenses                               38,470,845
===========================================================
Less: Fees waived                                   (11,687)
-----------------------------------------------------------
    Expenses paid indirectly                        (26,774)
===========================================================
    Net expenses                                 38,432,384
===========================================================
Net investment income (loss)                    (16,968,284)
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN
  CURRENCIES AND FUTURES CONTRACTS

Net realized gain (loss) from:
  Investment securities                        (281,530,451)
-----------------------------------------------------------
  Foreign currencies                                   (153)
-----------------------------------------------------------
  Futures contracts                               1,705,476
===========================================================
                                               (279,825,128)
===========================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                         240,540,206
-----------------------------------------------------------
  Foreign currencies                                    765
-----------------------------------------------------------
  Futures contracts                              (1,605,395)
===========================================================
                                                238,935,576
===========================================================
Net gain (loss) from investment
  securities, foreign currencies and
  futures contracts                             (40,889,552)
===========================================================
Net increase (decrease) in net assets
  resulting from operations                   $ (57,857,836)
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED APRIL 30, 2002 AND THE YEAR ENDED OCTOBER 31, 2001 (UNAUDITED)

                                                                 APRIL 30,         OCTOBER 31,
                                                                   2002               2001
                                                              ---------------    ---------------
OPERATIONS:

  Net investment income (loss)                                $   (16,968,284)   $   (35,262,129)
------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and futures contracts                     (279,825,128)      (875,780,324)
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and futures
    contracts                                                     238,935,576     (1,586,297,713)
================================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                   (57,857,836)    (2,497,340,166)
================================================================================================
Share transactions-net:
  Class A                                                        (106,613,079)        81,644,114
------------------------------------------------------------------------------------------------
  Class B                                                         (94,072,796)        98,738,160
------------------------------------------------------------------------------------------------
  Class C                                                         (50,194,475)        49,072,979
------------------------------------------------------------------------------------------------
  Institutional Class                                                  10,000                 --
================================================================================================
    Net increase (decrease) in net assets                        (308,728,186)    (2,267,884,913)
================================================================================================

NET ASSETS:

  Beginning of period                                           4,361,904,075      6,629,788,988
================================================================================================
  End of period                                               $ 4,053,175,889    $ 4,361,904,075
________________________________________________________________________________________________
================================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 5,051,111,411    $ 5,301,981,761
------------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (17,102,238)          (133,954)
------------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and futures contracts       (1,389,441,930)    (1,109,616,802)
------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies and futures contracts                              408,608,646        169,673,070
================================================================================================
                                                              $ 4,053,175,889    $ 4,361,904,075
________________________________________________________________________________________________
================================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

APRIL 30, 2002
(UNAUDITED)


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Blue Chip Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of thirteen separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital with a secondary objective of current income.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        The Fund's capital loss carryforward of $1,058,100,548 as of October 31, 2001 is broken down by expiration date as follows:

   CAPITAL LOSS
   CARRYFORWARD        EXPIRATION
   ------------     ----------------
   $   38,614,683   October 31, 2007
   ---------------------------------
      185,511,022   October 31, 2008
   ---------------------------------
      833,974,843   October 31, 2009
   =================================
   $1,058,100,548
   _________________________________
   =================================

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

H. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

I. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to those classes' operations. Transfer agency expenses directly attributable to the Institutional Class shares are charged to that class' operations. All other expenses, including transfer agency expenses for all classes except the Institutional Class shares, are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $350 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $350 million. AIM has agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the six months ended April 30, 2002, AIM waived fees of $11,687.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2002, AIM was paid $211,113 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 2002, AFS was paid $3,651,691 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and the Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended April 30, 2002, the Class A, Class B and Class C shares paid AIM Distributors $3,730,406, $9,308,174 and $2,454,416, respectively, as compensation under the Plans.

  AIM Distributors retained commissions of $349,376 from sales of the Class A shares of the Fund during the six months ended April 30,

2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 2002, AIM Distributors retained $24,545, $1,191 and $37,049 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the six months ended April 30, 2002, the Fund paid legal fees of $9,589 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the six months ended April 30, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $25,847 and reductions in custodian fees of $927 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $26,774.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended April 30, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

  Effective May 21, 2002, the Fund may borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At April 30, 2002, securities with an aggregate value of $39,349,009 were on loan to brokers. The loans were secured by cash collateral of $39,892,900 received by the Fund and invested in STIC Liquid Assets Portfolio, an affiliated money fund. For the six months ended April 30, 2002, the Fund received fees of $174,472 for securities lending.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 2002 was $616,730,266 and $949,944,768, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                       $ 620,823,472
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (253,544,127)
===========================================================
Net unrealized appreciation of investment
  securities                                  $ 367,279,345
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $3,667,916,842.


NOTE 8--FUTURES CONTRACTS

On April 30, 2002, $3,505,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts as of April 30, 2002 were as follows:

                                                        UNREALIZED
                NO. OF       MONTH/       MARKET       APPRECIATION
  CONTRACT     CONTRACTS   COMMITMENT      VALUE      (DEPRECIATION)
------------   ---------   ----------   -----------   --------------
S&P 500           200        Jun 02     $53,860,000    $(1,605,395)
____________________________________________________________________
====================================================================

NOTE 9--SHARE INFORMATION

Changes in shares outstanding during the six months ended April 30, 2002 and the year ended October 31,2001 were as follows:

                                                                       SIX MONTHS
                                                                         ENDED                         YEAR ENDED
                                                                       APRIL 2002                     OCTOBER 2001
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
                                                              -----------    -------------    -----------    -------------
Sold:
  Class A                                                      19,956,760      237,568,463     59,896,009    $ 859,547,781
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       9,646,144      111,580,786     38,414,696      544,596,082
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       3,627,176       41,939,430     15,458,538      219,941,831
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class*                                                824           10,000             --               --
==========================================================================================================================
Reacquired:
  Class A                                                     (29,056,254)    (344,181,542)   (58,620,165)    (777,903,667)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (17,970,800)    (205,653,582)   (35,112,835)    (445,857,922)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (8,029,215)     (92,133,905)   (13,300,112)    (170,868,852)
==========================================================================================================================
                                                              (21,825,365)   $(250,870,350)     6,736,131    $ 229,455,253
__________________________________________________________________________________________________________________________
==========================================================================================================================

* Institutional Class commenced operations as of March 15, 2002.

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                 CLASS A(a)
                                                -------------------------------------------------------------------------------
                                                SIX MONTHS
                                                  ENDED                             YEAR ENDED OCTOBER 31,
                                                APRIL 30,      ----------------------------------------------------------------
                                                   2002           2001        2000(b)         1999        1998(b)      1997(b)
                                                ----------     ----------    ----------    ----------    ----------    --------
Net asset value, beginning of period           $    11.22      $    17.29    $    15.49    $    12.05    $    10.32    $   8.69
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                      (0.03)          (0.04)        (0.05)         0.01          0.04        0.06
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                        (0.13)          (6.03)         1.85          3.47          1.92        2.31
===============================================================================================================================
    Total from investment operations                (0.16)          (6.07)         1.80          3.48          1.96        2.37
===============================================================================================================================
Less distributions:
  Dividends from net investment income                 --              --            --         (0.01)        (0.02)      (0.02)
-------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                --              --            --         (0.03)        (0.21)      (0.72)
===============================================================================================================================
    Total distributions                                --              --            --         (0.04)        (0.23)      (0.74)
===============================================================================================================================
Net asset value, end of period                 $    11.06      $    11.22    $    17.29    $    15.49    $    12.05    $  10.32
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(c)                                     (1.43)%        (35.11)%       11.60%        29.01%        19.36%      29.68%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)       $1,936,212      $2,067,602    $3,163,453    $2,299,551    $1,085,648    $498,178
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets
  including fee waivers                              1.37%(d)        1.28%         1.19%         1.19%         1.22%       1.31%(e)
===============================================================================================================================
Ratio of net investment income (loss) to
  average net assets                                (0.41)%(d)      (0.29)%       (0.31)%        0.03%         0.33%       0.50%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                                14%             31%           22%           22%           27%         43%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a) Per share information for all periods prior to October 31,2000 have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend, on September 8, 2000.
(b)  Calculated using average shares outstanding.
(c) Does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $2,149,324,918.
(e)  Ratio of expenses to average net assets without fee waivers is 1.32%.


                                                                                  CLASS B(a)
                                                -------------------------------------------------------------------------------
                                                SIX MONTHS
                                                  ENDED                              YEAR ENDED OCTOBER 31,
                                                APRIL 30,        --------------------------------------------------------------
                                                   2002             2001        2000(b)       1999(b)        1998      1997(b)
                                                ----------       ----------    ----------    ----------    --------    --------
Net asset value, beginning of period           $    10.87        $    16.87    $    15.22    $    11.91    $  10.25    $   8.69
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                      (0.06)            (0.13)        (0.17)        (0.10)      (0.04)      (0.01)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                        (0.13)            (5.87)         1.82          3.44        1.91        2.30
===============================================================================================================================
    Total from investment operations                (0.19)            (6.00)         1.65          3.34        1.87        2.29
===============================================================================================================================
Less distributions:
  Dividends from net investment income                 --                --            --            --          --       (0.01)
-------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                --                --            --         (0.03)      (0.21)      (0.72)
===============================================================================================================================
    Total distributions                                --                --            --         (0.03)      (0.21)      (0.73)
===============================================================================================================================
Net asset value, end of period                 $    10.68        $    10.87    $    16.87    $    15.22    $  11.91    $  10.25
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(c)                                     (1.75)%          (35.57)%       10.87%        28.08%      18.52%      28.81%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)       $1,684,936        $1,806,464    $2,746,149    $1,891,171    $745,862    $264,337
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets
  including fee waivers                              2.03%(d)          1.94%         1.88%         1.91%       1.94%       2.10%(e)
===============================================================================================================================
Ratio of net investment income (loss) to
  average net assets                                (1.07)%(d)        (0.94)%       (1.00)%       (0.68)%     (0.38)%     (0.28)%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                                14%               31%           22%           22%         27%         43%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a) Per share information for all periods prior to October 31, 2000 have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend, on September 8, 2000.
(b)  Calculated using average shares outstanding.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $1,877,062,756.
(e)  Ratio of expenses to average net assets without fee waivers is 2.12%.


                                                                                 CLASS C(a)
                                             -----------------------------------------------------------------------------------
                                             SIX MONTHS                                                        AUGUST 4, 1997
                                               ENDED                    YEAR ENDED OCTOBER 31,                   (DATE SALES
                                             APRIL 30,        -------------------------------------------       COMMENCED) TO
                                                2002            2001      2000(b)     1999(b)     1998(b)    OCTOBER 31, 1997(b)
                                             ----------       --------    --------    --------    -------    -------------------
Net asset value, beginning of period          $  10.87        $  16.86    $  15.21    $  11.91   $ 10.25           $10.57
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                   (0.06)          (0.13)      (0.17)      (0.10)    (0.04)              --
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                     (0.13)          (5.86)       1.82        3.43      1.91            (0.32)
================================================================================================================================
    Total from investment operations             (0.19)          (5.99)       1.65        3.33      1.87            (0.32)
================================================================================================================================
Less distributions from net realized
  gains                                             --              --          --       (0.03)    (0.21)              --
================================================================================================================================
Net asset value, end of period                $  10.68        $  10.87    $  16.86    $  15.21   $ 11.91           $10.25
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(c)                                  (1.75)%        (35.53)%     10.82%      28.09%    18.52%           (3.06)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)      $432,019        $487,838    $720,186    $349,951   $87,554           $3,947
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets
  including fee waivers                           2.03%(d)        1.94%       1.88%       1.90%     1.94%            2.10%(e)(f)
================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                             (1.07)%(d)      (0.94)%     (1.00)%     (0.68)%   (0.38)%          (0.28)%(e)
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                             14%             31%         22%         22%       27%              43%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a) Per share information for all periods prior to October 31, 2000 have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend, on September 8, 2000.
(b)  Calculated using average shares outstanding.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $494,951,230.
(e)  Annualized.
(f)  Ratio of expenses to average net assets without fee waivers is 2.12%.


                                                                INSTITUTIONAL CLASS
                                                              -----------------------
                                                                  MARCH 15, 2002
                                                                 (DATE OPERATIONS
                                                                   COMMENCED) TO
                                                                  APRIL 30, 2002
                                                              -----------------------
Net asset value, beginning of period                                  $12.13
-------------------------------------------------------------------------------------
Income from investment operations:
  Net losses on securities (both realized and unrealized)              (1.06)
=====================================================================================
    Total from investment operations                                   (1.06)
=====================================================================================
Net asset value, end of period                                        $11.07
_____________________________________________________________________________________
=====================================================================================
Total return(a)                                                        (8.74)%
_____________________________________________________________________________________
=====================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $    9
_____________________________________________________________________________________
=====================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                      0.81%(b)
=====================================================================================
Ratio of net investment income to average net assets                    0.15%(b)
_____________________________________________________________________________________
=====================================================================================
Portfolio turnover rate                                                   14%
_____________________________________________________________________________________
=====================================================================================

(a)  Not annualized for periods less than one year.
(b)  Ratios are annualized and based on average daily net assets of $9,597.

BOARD OF TRUSTEES                 OFFICERS                                  OFFICE OF THE FUND

Robert H. Graham                  Robert H. Graham                          11 Greenway Plaza
                                  Chairman and President                    Suite 100
Frank S. Bayley                                                             Houston, TX 77046
                                  Carol F. Relihan
Bruce L. Crockett                 Senior Vice President and Secretary       INVESTMENT ADVISOR

Albert R. Dowden                  Gary T. Crum                              A I M Advisors, Inc.
                                  Senior Vice President                     11 Greenway Plaza
Edward K. Dunn Jr.                                                          Suite 100
                                  Dana R. Sutton                            Houston, TX 77046
Jack M. Fields                    Vice President and Treasurer
                                                                            TRANSFER AGENT
Carl Frischling                   Stuart W. Coco
                                  Vice President                            A I M Fund Services, Inc.
Prema Mathai-Davis                                                          P.O. Box 4739
                                  Melville B. Cox                           Houston, TX 77210-4739
Lewis F. Pennock                  Vice President
                                                                            CUSTODIAN
Ruth H. Quigley                   Edgar M. Larsen
                                  Vice President                            State Street Bank and Trust Company
Louis S. Sklar                                                              225 Franklin Street
                                                                            Boston, MA 02110

                                                                            COUNSEL TO THE FUND

                                                                            Ballard Spahr
                                                                            Andrews & Ingersoll, LLP
                                                                            1735 Market Street
                                                                            Philadelphia, PA 19103

                                                                            COUNSEL TO THE TRUSTEES

                                                                            Kramer, Levin, Naftalis & Frankel LLP
                                                                            919 Third Avenue
                                                                            New York, NY 10022

                                                                            DISTRIBUTOR

                                                                            A I M Distributors, Inc.
                                                                            11 Greenway Plaza
                                                                            Suite 100
                                                                            Houston, TX 77046

                             EQUITY FUNDS

     DOMESTIC EQUITY FUNDS               INTERNATIONAL/GLOBAL EQUITY FUNDS            A I M Management Group Inc. has provided
                                                                                      leadership in the mutual fund industry
        MORE AGGRESSIVE                           MORE AGGRESSIVE                     since 1976 and manages approximately
                                                                                      $158 billion in assets for more than 9
AIM Small Cap Opportunities(1)            AIM Developing Markets                      million shareholders, including
AIM Mid Cap Opportunities(1)              AIM European Small Company                  individual investors, corporate clients
AIM Large Cap Opportunities(1)            AIM Asian Growth                            and financial institutions.*
AIM Emerging Growth                       AIM International Emerging Growth
AIM Small Cap Growth(2)                   AIM Global Aggressive Growth                    The AIM Family of Funds--Registered
AIM Aggressive Growth                     AIM European Development                    Trademark-- is distributed nationwide.
AIM Mid Cap Growth                        AIM Euroland Growth                         AIM is a subsidiary of AMVESCAP PLC, one
AIM Dent Demographic Trends               AIM International Equity                    of the world's largest independent
AIM Constellation                         AIM Global Growth                           financial services companies with $400
AIM Large Cap Growth                      AIM Worldwide Spectrum                      billion in assets under management.*
AIM Weingarten                            AIM Global Trends
AIM Small Cap Equity                      AIM International Value(4)
AIM Capital Development
AIM Mid Cap Equity                                   MORE CONSERVATIVE
AIM Select Equity(3)
AIM Value II                                        SECTOR EQUITY FUNDS
AIM Value
AIM Blue Chip                                         MORE AGGRESSIVE
AIM Mid Cap Basic Value
AIM Large Cap Core Equity                 AIM New Technology
AIM Charter                               AIM Global Telecommunications and Technology
AIM Basic Value                           AIM Global Energy(5)
AIM Large Cap Basic Value                 AIM Global Infrastructure
AIM Balanced                              AIM Global Financial Services
AIM Basic Balanced                        AIM Global Health Care
                                          AIM Global Utilities
       MORE CONSERVATIVE                  AIM Real Estate(6)

                                                     MORE CONSERVATIVE

                         FIXED-INCOME FUNDS

  TAXABLE FIXED-INCOME FUNDS             TAX-FREE FIXED-INCOME FUNDS

       MORE AGGRESSIVE                        MORE AGGRESSIVE

AIM High Yield II                         AIM High Income Municipal
AIM High Yield                            AIM Municipal Bond
AIM Strategic Income                      AIM Tax-Free Intermediate
AIM Income                                AIM Tax-Exempt Cash
AIM Global Income
AIM Total Return Bond                         MORE CONSERVATIVE
AIM Intermediate Government
AIM Floating Rate
AIM Limited Maturity Treasury
AIM Money Market

       MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) Closed to new investors. (2) On March 18, 2002, AIM Small Cap Growth Fund was closed to most investors. For more information on who may continue to invest in the fund, please contact your financial advisor. (3) On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (4) On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (5) On September 1, 2001, AIM Global Resources Fund was renamed AIM Global Energy Fund. (6) On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after July 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

*As of 3/31/02

                                                        [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                       BCH-SAR-1

A I M DISTRIBUTORS, INC.